UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2005

K2 INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5818 El Camino Real Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 494-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The following information in this Form 8-K is furnished pursuant to Item 7.01, “Regulation FD Disclosure.” On October 10, 2005, K2 Inc. (“K2”) issued a press release revising its forecast for 2005 and setting forth its forecast for the third and fourth quarters 2005. A copy of K2’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this report, including Exhibit 99.1, shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this report contains is material investor information that is not otherwise publicly available.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit No.	Document
99.1	Press Release dated October 10, 2005 revising K2’s forecast for 2005 and setting forth K2’s forecast for the third and fourth quarters 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K2 INC.

Date: October 10, 2005	/s/ Dudley W. Mendenhall
Dudley W. Mendenhall Senior Vice President and Chief Financial Officer